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                                                                    EXHIBIT 99.9




              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, J.J. Mulva, hereby consent to be named as a person about to become a director of ConocoPhillips in this registration statement on Form S-4.



                                          /s/ J.J. Mulva
                                          -----------------
                                          J.J. Mulva